UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2015

MABVAX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11588 Sorrento Valley Road, Suite 20
San Diego, CA  92121
 (Address of principal executive offices, including zip code)

(858) 259-9405
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The disclosures under Item 8.01 and the Exhibit are incorporated by reference herein in their entirety.

Item 8.01  Other Events.

The presentation and information attached as Exhibit 99.1 to this report, and incorporated herein by reference,  relating to MabVax Therapeutics Holdings, Inc. (the “Company”) and its discovery and development programs will be presented to analysts, portfolio managers, investors and/or potential investors beginning on May 27, 2015 and may be presented from time to time thereafter by the Company at various investor and analyst meetings.

The information in this Item 8.01 and in Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of the Securities Exchange Act of 1934, as amended,  The information in this current report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, whether filed before or after the date hereof regardless of any general incorporation language in any such filing, unless we expressly set forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Forward-Looking Statements
Certain statements in this Form 8-K and the Exhibit are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about data and other information regarding our discovery platform and plans, drug development (pre-clinical and clinical) plans, pipelines, timelines and milestones, patient needs, mechanisms of action, market opportunities, capital efficiency, management, external partnering of products for additional capital,  external funding, financial results, current rate of spending, and patent rights.  Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: our discovery and (pre-)clinical drug development programs could have unexpected or unfavorable results or results that fail to meet our or our investors’ expectations; these programs could experience regulatory and other delays and/or unexpected terminations; we may not be able to raise future capital or receiving funding as expected or as needed due to market factors or Company results or both; patient needs and market opportunities may change and/or fail to meet expectations; we may not be able to partner our products or receive or defend patent rights that are important to our business.

Detailed information regarding these and other factors that may cause actual results to differ materially from the results expressed or implied by statements in this report may be found in the Company's periodic filings with the Securities and Exchange Commission, including the factors described in the section entitled "Risk Factors" in its annual report on Form 10-K for the fiscal year ended December 31, 2014 (filed on March 31, 2015, as amended April 2 and April 30, 2015).

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

The exhibit listed in the following Exhibit Index is filed as part of the Current Report on Form 8-K

Exhibit	Description
99.1	MabVax Therapeutics Holdings, Inc. corporate presentation, May 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MabVax Therapeutics Holdings, Inc.

	By:	/s/ Gregory P. Hanson
Gregory P. Hanson
Chief Financial Officer
Dated: May 27, 2015